Restructuring	12 Months Ended
Aug. 31, 2012
Restructuring [Abstract]
Restructuring
(2)           Restructuring

In 2008, the Company announced a series of strategic initiatives, approved by the Board of Directors, to enhance shareholder value.  One of these initiatives was a program known as “Rewiring for Growth,” which was designed to reduce cost and improve productivity through strategic sourcing of indirect spend, reducing corporate overhead and work throughout the Company’s stores, rationalization of inventory categories, and realignment of pharmacy operations.  These initiatives were completed in fiscal 2011.  The Company recorded $42 million of pre-tax charges in selling, general and administrative expenses in fiscal 2011 associated with the Rewiring for Growth program and $66 million in fiscal 2010.

Additionally, as a part of the Company’s Customer Centric Retailing (CCR) initiative, it has modified the store format to enhance category layouts and adjacencies, shelf heights and sight lines, and brand and private brand assortments, all of which were designed to positively impact the shopper experience.  This initiative was completed in the first quarter of fiscal 2012.  In total, the Company converted 5,843 stores and opened 559 new stores with the CCR format.  In fiscal 2012, the Company incurred $33 million in total program costs, of which $15 million was included in selling, general and administrative expenses and $18 million in capital costs.  In fiscal 2011, the Company incurred $144 million in total program costs, of which $84 million was included in selling, general and administrative expenses and $60 million in capital costs.  In fiscal 2010, the Company incurred $71 million in total program costs, of which $45 million was included in selling, general and administrative expenses and $26 million in capital costs.